H:\tshanley\s-8\ssip.1                      Registration No. 33-

                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549
                    ----------------------------------


                                 FORM S-8

                          REGISTRATION STATEMENT
                                   UNDER
                         THE SECURITIES ACT OF 1933

                   -----------------------------------
                           FORD MOTOR COMPANY
          (Exact name of registrant as specified in its charter)

         Delaware                               38-0549190
(State or other jurisdiction                 (I.R.S. Employer
of incorporation or organization)          Identification No.)

           The American Road
           Dearborn, Michigan                       48121-1899
(Address of principal executive offices)             (Zip Code)


                 -----------------------------------------
                   FORD MOTOR COMPANY SAVINGS AND STOCK
                  INVESTMENT PLAN FOR SALARIED EMPLOYEES
                         (Full title of the Plan)
                   ---------------------------------------


                           J. M. Rintamaki, Esq.
                            Ford Motor Company
                              P. O. Box 1899
                            The American Road
                     Dearborn, Michigan  48121-1899
                              (313) 323-2260
                    (Name, address and telephone number,
                 including area code, of agent for service)


                  CALCULATION OF REGISTRATION FEE
                  ===============================

                                                       Proposed
                                        Proposed       maximum
                                        maximum        aggregate
Title of securities   Amount to be   offering price    offering        Amount of
to be registered      registered*     per share**       price**        registration fee
- --------------------  ------------   --------------   ----------       -----------------
Common Stock, $1.00   14,000,000
 par value             shares         $31.125          $435,750,000    150,258.62
==================================================================================

      *The number of shares being registered represents the maximum number of additional shares not registered heretofore that may be acquired by the Trustee under the Plan during 1994 and during subsequent years until a new Registration Statement becomes effective.

     **Based on the market price of Common Stock of the Company on July 22, 1994 in accordance with Rule 457(c) under the Securities
Act of 1933.

     In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Plan described herein.

              FORD MOTOR COMPANY SAVINGS AND STOCK INVESTMENT
                       PLAN FOR SALARIED EMPLOYEES
                           ______________________

     INCORPORATION OF CONTENTS OF PRIOR REGISTRATION STATEMENTS

        The contents of Registration Statements Nos. 33-54275,
33-50194, 33-36061, 33-14951 and 2-95020 are incorporated herein by reference.

                           ____________________


          INFORMATION REQUIRED IN THE REGISTRATION STATEMENT



Item 8. Exhibits.


Exhibit 4.A  -   Ford Motor Company Savings and Stock Investment
                 Plan for Salaried Employees.  Filed as Exhibit
                 4(A) to Registration Statement No. 33-14951 and incorporated herein by reference.

Exhibit 4.B  -   Copy of Trust Agreement dated January 13, 1956
                 between Ford Motor Company and Comerica Bank
                 (formerly Manufacturers National Bank of Detroit), as Trustee. Filed as Exhibit 5-C to Registration
                 Statement No. 2-12160 and incorporated herein by reference.

Exhibit 4.C  -   Copy of Amendment dated January 1, 1970 to Trust
                 Agreement dated January 13, 1956 between Ford
                 Motor Company and Comerica Bank (formerly
                 Manufacturers National Bank of Detroit), as
                 Trustee.  Filed as Exhibit 3 to Registration
                 Statement No. 2-37159 and incorporated herein by reference.

Exhibit 4.D  -   Copy of Amendment dated July 1, 1973 to Trust
                 Agreement dated January 13, 1956, as amended
                 January 1, 1970, between Ford Motor Company and
                 Comerica Bank (formerly Manufacturers National
                 Bank of Detroit), as Trustee. Filed as Exhibit Y to the Annual Report of the Company on Form 10-K for 1973 and incorporated herein by reference.

Exhibit 4.E  -   Copy of Amendment dated as of January 1, 1977 to
                 Trust Agreement dated January 13, 1956 between
                 Ford Motor Company and Comerica Bank (formerly
                 Manufacturers National Bank of Detroit), as
                 Trustee.  Filed as Exhibit 2(C) to Registration
                 Statement No. 2-58732 and incorporated herein by reference.

Exhibit 4.F  -   Copy of Amendment effective as of January 1, 1993
                 to Trust Agreement dated January 13, 1956 between
                 Ford Motor Company and Comerica Bank, as Trustee.
                 Filed as Exhibit 4.F to Registration Statement No.
                 33-54275 and incorporated herein by reference.

Exhibit 4.G  -   Copy of Group Annuity Contract effective January
                 1, 1992 between The Prudential Insurance Company of America and Comerica Bank (formerly
                 Manufacturers National Bank of Detroit), as
                 Trustee.  Filed as Exhibit 4(K) to Registration
                 Statement No. 33-50194 and incorporated herein by reference.

Exhibit 4.H  -   Copy of Letter Agreement effective February 1,
                 1993 between Lehman Government Securities, Inc.
                 and Comerica Bank, as Trustee.  Filed as Exhibit
                 4.J to Registration Statement No. 33-54275 and incorporated herein by reference.

Exhibit 4.I  -   Copy of Group Annuity Contract effective January
                 1, 1994 between The Prudential Insurance Company of America and Comerica Bank, as Trustee. Filed as Exhibit 4.K to Registration Statement No.
                 33-54275 and incorporated herein by reference.

Exhibit 5.A  -   Opinion of Thomas J. DeZure, an Assistant
                 Secretary and Associate Counsel of Ford Motor
                 Company, with respect to the legality of the securities being registered hereunder. Filed with this Registration Statement.

Exhibit 5.B  -   Copy of Internal Revenue Service determination
                 letter that the Plan is qualified under Section
                 401 of the Internal Revenue Code.  Filed as
                 Exhibit 5(B) to Registration Statement No. 33-
                 14951 and incorporated herein by reference.

Exhibit 15   -   Letter from Independent Certified Public
                 Accountants regarding unaudited interim financial information. Filed with this Registration
                 Statement.

Exhibit 23   -   Consent of Independent Certified Public
                 Accountants.  Filed with this Registration
                 Statement.

Exhibit 24.A -   Powers of Attorney authorizing signature.  Filed
                 with this Registration Statement.

Exhibit 24.B -   Certified resolutions of Board of Directors
                 authorizing signature pursuant to a power of attorney. Filed with this Registration Statement.

                                 SIGNATURES


      The Plan. Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 26th day of July, 1994.


                     FORD MOTOR COMPANY SAVINGS AND STOCK
                     INVESTMENT PLAN FOR SALARIED EMPLOYEES


                     By:/s/P. T. Zachary
                        --------------------------------
                        P. T. Zachary, Chairman
                        Savings and Stock Investment
                        Plan Committee

   The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 26th day of July, 1994.


                         FORD MOTOR COMPANY

                         By:  Alex Trotman*
                              ----------------------------------
                              (Alex Trotman)
                              Chairman of the Board of Directors



   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

         Signature                         Title                     Date

                                 Director and Chairman of the
                                 Board of Directors, President
                                  and Chief Executive Officer
     Alex Trotman*               (principal executive officer)
- ----------------------------
    (Alex Trotman)



     Colby H. Chandler*                   Director
- ----------------------------
    (Colby H. Chandler)



    Michael D. Dingman*                   Director                    July 26, 1994
- ----------------------------
   (Michael D. Dingman)


                                      Director and Vice
                                 President, Ford Motor Company,
                                   and Director and President
                                  and Chief Operating Officer,
     Edsel B. Ford II*            Ford Motor Credit Company
- ----------------------------
    (Edsel B. Ford II)


                                   Director and Chairman
     William Clay Ford*           of the Finance Committee
- ----------------------------
    (William Clay Ford)

Signature                                  Title                     Date

                                        Director and
                                      Vice President -
                                      Commercial Truck
   William Clay Ford, Jr.*             Vehicle Center
- ----------------------------
  (William Clay Ford, Jr.)


                                        Director and
     Allan D. Gilmour*                  Vice Chairman
- ----------------------------
    (Allan D. Gilmour)



    Roberto C. Goizueta*                  Director
- ----------------------------
   (Roberto C. Goizueta)



  Irvine O. Hockaday, Jr.*                Director
- ----------------------------
 (Irvine O. Hockaday, Jr.)



        Drew Lewis*                       Director
- ----------------------------
       (Drew Lewis)



      Ellen R. Marram*                    Director                  July 26, 1994
- ----------------------------
     (Ellen R. Marram)



      Kenneth H. Olsen*                   Director
- ----------------------------
     (Kenneth H. Olsen)



      Carl E. Reichardt*                  Director
- ----------------------------
     (Carl E. Reichardt)


                                  Director and Vice Chairman
      Louis R. Ross*              and Chief Technical Officer
- ----------------------------
     (Louis R. Ross)

                                  Director and Executive
                                      Vice President
                                and Chief Financial Officer
     Stanley A. Seneker*       (principal financial officer)
- ----------------------------
    (Stanley A. Seneker)


         Signature                         Title                     Date



  Clifton R. Wharton, Jr.*                Director
- ----------------------------
 (Clifton R. Wharton, Jr.)




                                 Vice President--Controller
  Murray L. Reichenstein*      (principal accounting officer)        July 26, 1994
- ---------------------------
 (Murray L. Reichenstein)





*By: /s/K. S. Lamping
     --------------------
     (K. S. Lamping,
     Attorney-in-Fact)


                                  EXHIBIT INDEX

                                                                             Sequential Page
                                                                            at Which Found
                                                                           (or Incorporated
                                                                           by Reference)

Exhibit 4.A            Ford Motor Company Savings and Stock Investment
                       Plan for Salaried Employees.  Filed as Exhibit
                       4(A) to Registration Statement No. 33-14951 and incorporated herein by reference.

Exhibit 4.B Copy of Trust Agreement dated January 13, 1956 between Ford Motor Company and Comerica Bank
                       (formerly Manufacturers National Bank of
                       Detroit), as Trustee.  Filed as Exhibit 5-C to
                       Registration Statement No. 2-12160 and
                       incorporated herein by reference.

Exhibit 4.C            Copy of Amendment dated January 1, 1970 to Trust
                       Agreement dated January 13, 1956 between Ford
                       Motor Company and Comerica Bank (formerly
                       Manufacturers National Bank of Detroit), as
                       Trustee.  Filed as Exhibit 3 to Registration
                       Statement No. 2-37159 and incorporated herein by reference.

Exhibit 4.D            Copy of Amendment dated July 1, 1973 to Trust
                       Agreement dated January 13, 1956, as amended
                       January 1, 1970, between Ford Motor Company and
                       Comerica Bank (formerly Manufacturers National
                       Bank of Detroit), as Trustee.  Filed as Exhibit
                       Y to the Annual Report of the Company on Form 10-
                       K for 1973 and incorporated herein by reference.

Exhibit 4.E            Copy of Amendment dated as of January 1, 1977 to
                       Trust Agreement dated January 13, 1956 between
                       Ford Motor Company and Comerica Bank (formerly
                       Manufacturers National Bank of Detroit), as
                       Trustee.  Filed as Exhibit 2(C) to Registration
                       Statement No. 2-58732 and incorporated herein by reference.

Exhibit 4.F Copy of Amendment effective as of January 1, 1993 to Trust Agreement dated January 13, 1956 between
                       Ford Motor Company and Comerica Bank, as Trustee.
                       Filed as Exhibit 4.F to Registration Statement
                       No. 33-54275 and incorporated herein by
                       reference.

Exhibit 4.G            Copy of Group Annuity Contract effective January
                       1, 1992 between The Prudential Insurance Company of America and Comerica Bank (formerly
                       Manufacturers National Bank of Detroit), as
                       Trustee.  Filed as Exhibit 4(K) to Registration
                       Statement No. 33-50194 and incorporated herein by reference.

Exhibit 4.H            Copy of Letter Agreement effective February 1,
                       1993 between Lehman Government Securities, Inc.
                       and Comerica Bank, as Trustee.  Filed as Exhibit
                       4.J to Registration Statement No. 33-54275 and incorporated herein by reference.

Exhibit 4.I            Copy of Group Annuity Contract effective January
                       1, 1994 between The Prudential Insurance Company of America and Comerica Bank, as Trustee. Filed as Exhibit 4.K to Registration Statement No. 33-
                       54275 and incorporated herein by reference.

Exhibit 5.A            Opinion of Thomas J. DeZure, an Assistant
                       Secretary and Associate Counsel of Ford Motor
                       Company, with respect to the legality of the securities being registered hereunder. Filed with this Registration Statement.

Exhibit 5.B Copy of Internal Revenue Service determination letter that the Plan is qualified under Section
                       401 of the Internal Revenue Code.  Filed as
                       Exhibit 5(B) to Registration Statement No. 33-
                       14951 and incorporated herein by reference.

Exhibit 15             Letter from Independent Certified Public
                       Accountants regarding unaudited interim financial information. Filed with this Registration
                       Statement.

Exhibit 23             Consent of Independent Certified Public
                       Accountants.  Filed with this Registration
                       Statement.

Exhibit 24.A Powers of Attorney authorizing signature. Filed with this Registration Statement.

Exhibit 24.B Certified resolutions of Board of Directors authorizing signature pursuant to a power of attorney. Filed with this Registration
                       Statement.
